                        ALLIANCE DATA SYSTEMS CORPORATION
                      LOYALTY MANAGEMENT GROUP CANADA INC.

            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


         This Third Amendment to Amended and Restated Credit Agreement (herein, the "AMENDMENT") is entered into as of January 10, 2001, between Alliance Data Systems Corporation, a Delaware corporation (the "US BORROWER"), Loyalty Management Group Canada Inc., an Ontario corporation (the "CANADIAN BORROWER"; the US Borrower and the Canadian Borrower being referred to herein individually as "BORROWER" and collectively as the "BORROWERS"), the Banks party to the Credit Agreement (as such term is defined below) and Harris Trust and Savings Bank, as a Bank and in its capacity as the Administrative Agent, Pledgee and Collateral Agent under the Credit Agreement (the "ADMINISTRATIVE AGENT").

                             PRELIMINARY STATEMENTS

          A. The Borrowers, the Administrative Agent and the Banks are currently party to a certain Amended and Restated Credit Agreement, dated as of July 24, 1998 and amended and restated as of October 22, 1998 (as amended, restated, modified and supplemented from time to time, the "CREDIT AGREEMENT"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

          B. The Borrowers have requested that the Administrative Agent and the Banks amend certain covenants and make certain other amendments to the Credit Agreement, and the Administrative Agent and the Banks party hereto are willing to do so under the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.              AMENDMENTS.

         Upon the satisfaction of the conditions precedent set forth in
Section 2 hereof, the Credit Agreement shall be and hereby is amended as follows:

        1.1. The definitions of "Consolidated EBITDA" and "Eligible IPO" appearing in Section 1.1 of the Credit Agreement shall be amended and restated in their entirety to read as follows:

                    "Consolidated EBITDA" of any Person means, for any period, Consolidated EBIT for such Person for such period, adjusted by (i) adding thereto the amount of all depreciation and amortization expenses that were deducted in determining Consolidated EBIT,

                    (ii) adding thereto the change from the prior period in the Deferred Revenue Account and (iii) subtracting therefrom the change from the prior period in the Restricted Cash Account.

                    "Eligible IPO" means any public or private offering of certain capital stock of the US Borrower to be consummated by no later than June 30, 2001 and to result in gross cash proceeds raised by the US Borrower of not less than $150,000,000.

        1.2. Section 1.1 of the Credit Agreement shall be amended by adding the following new definitions thereto:

                    "Deferred Revenue Account" means the account on the consolidating balance sheet of the Borrower associated solely with the change in revenue recognition by the Canadian Borrower as required by the Securities and Exchange Commission of the United States of America.

                    "Restricted Cash Account" means the account on the consolidating balance sheet of the Borrower related solely to redemption settlement assets of the Canadian Borrower's "Air Miles Program".

        1.3. The first sentence of Section 2.11(B)(c) of the Credit Agreement shall be amended by deleting the reference to "and (2) all proceeds of the Eligible IPO shall be applied (i) first to the aggregate outstanding principal amount of the Subordinated Note and the WCAS Subordinated Note until such Notes are paid in full and (ii) thereafter to repay the aggregate outstanding principal amount of the US Term Loans until such Loans are repaid in full" appearing immediately before the period at the end thereof and inserting "and (2) all proceeds of the Eligible IPO shall be applied to repay the aggregate outstanding principal amount of the US Term Loans until such Loans are repaid in full" in lieu thereof.

        1.4. The second sentence of Section 2.11(B)(c) of the Credit Agreement shall be amended by deleting the reference to "such excess" appearing therein and inserting "the excess referred to in the preceding subsection (c)(1) of this Section 2.1(B)" in lieu thereof.

        1.5. Section 6.13 of the Credit Agreement shall each be amended and restated in their entirety to read as follows:

                    "Section 6.13. ADJUSTED CONSOLIDATED NET WORTH. Prior to the Increase Date, the US Borrower will not permit its Adjusted Consolidated Net Worth at any time to be less than the sum of (i) $250,000,000, plus (ii) an amount equal to 50% of the amount by which the US Borrower's quarterly Consolidated Net Income (determined at the end of each fiscal quarter, commencing with the fiscal quarter ending on or about September 30, 1998) exceeds zero, plus
                    (iii) 100% of any proceeds from equity issuances of capital stock of the US Borrower (other than in connection with exercises of stock options of the officers, directors and employees of the US Borrower in the ordinary course of business). On and after the Increase Date, the US Borrower will not permit its Adjusted Consolidated Net Worth to be less than the sum of (i) $550,000,000, plus (ii) an amount equal to 50% of the amount by which the US Borrower's quarterly Consolidated Net Income (determined at the end of each fiscal quarter, commencing with the second fiscal quarter ending after the Increase Date) exceeds zero, plus
                    (iii) 100% of any proceeds from equity issuances of capital stock of the US Borrower (other than (A) the Eligible IPO and (B) in connection with exercises of stock options of the officers, directors and employees of the US Borrower in the ordinary course of business). As used in this Section 6.13, the term "INCREASE DATE" shall mean the earlier of (x) June 30, 2001 and (y) the date of the Eligible IPO."

SECTION 2.              CONDITIONS PRECEDENT.

         The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:

                    (a) The Borrowers, the Guarantors, the Administrative Agent and the Required Banks shall have executed and delivered this Amendment.

                    (b) The US Borrower shall have paid, in accordance with the terms of a Fee Letter by the US Borrower to the Banks dated as of January 10, 2001, to the Administrative Agent (for the account of each Bank which joins in this Amendment by the time and date contemplated in such Fee Letter) an amendment fee in an amount equal to 0.15% of the sum of such Bank's outstanding Term Loans plus such Bank's Revolving Loan Commitment.

                    (c) All legal matters incident to the execution and delivery of this Amendment and the instruments and documents contemplated hereby shall be satisfactory to the Banks and their counsel.

                    (d) The Administrative Agent shall have received copies executed or certified (as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of the Credit Documents and this Amendment and the other instruments and documents contemplated thereby.

SECTION 3.              REPRESENTATIONS.

         In order to induce the Banks to execute and deliver this Amendment, each Borrower hereby represents to each Bank that as of the date hereof, after giving effect to this Amendment, the representations and warranties set forth in Section 4 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 4.4 shall be deemed to refer to the most recent financial statements of each Borrower delivered to the Administrative Agent) and, after giving effect to this Amendment, (i) each Borrower is in full compliance with all of the terms and conditions of the Credit Agreement and (ii) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

SECTION 4.              MISCELLANEOUS.

         (a) Each Borrower and Guarantor has heretofore executed and delivered to the Administrative Agent and the Banks certain Security Documents and the other Credit Documents and each Borrower and Guarantor hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, the Security Documents and the other Credit Documents remain in full force and effect and the rights and remedies of the Administrative Agent, the Pledgee and the Collateral Agent and the Banks thereunder, the obligations of each Borrower and Guarantor thereunder and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Documents and the other Credit Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

         (b) Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

         (c) The Borrowers agree to pay on demand all reasonable costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

         (d) This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the laws of the State of New York.

                           [SIGNATURE PAGES TO FOLLOW]

Dated as of January __, 2001.



                                    ALLIANCE DATA SYSTEMS CORPORATION



                                    By: /s/ Robert P. Armiak
                                       ----------------------------------------
                                    Name:  Robert P. Armiak, CCM
                                         --------------------------------------
                                    Title: Vice President, Treasurer
                                          -------------------------------------



                                    LOYALTY MANAGEMENT GROUP
                                      CANADA INC.




                                    By: /s/ Robert P. Armiak
                                       ----------------------------------------
                                    Name:  Robert P. Armiak, CCM
                                         --------------------------------------
                                    Title: Vice President, Treasurer
                                          -------------------------------------



         Accepted and agreed to as of the date and year last above written.



                                    HARRIS TRUST AND SAVINGS BANK, in its
                                      individual capacity as a Bank and as the Administrative Agent



                                    By:  /s/ Thad D. Rasche
                                       ----------------------------------------
                                    Name:  Thad D. Rasche
                                         --------------------------------------
                                    Title: Vice President
                                          -------------------------------------

                                    MORGAN GUARANTY TRUST COMPANY OF
                                      NEW YORK


                                    By:  /s/ Colleen B. Galle
                                       ----------------------------------------
                                    Name:  Colleen B. Galle
                                         --------------------------------------
                                    Title: Vice President
                                          -------------------------------------



                                    FIRST UNION NATIONAL BANK


                                    By: /s/ David L. Driggers
                                       ----------------------------------------
                                    Name:  David L. Driggers
                                         --------------------------------------
                                    Title: Sr. Vice President
                                          -------------------------------------

                                    BANK ONE, NA


                                    By: /s/ Scott Miller
                                       ----------------------------------------
                                    Name:  Scott Miller
                                         --------------------------------------
                                    Title: Vice President
                                          -------------------------------------



                                    UNION BANK OF CALIFORNIA, N.A.


                                    By: /s/ Robert C. Nagel
                                       ----------------------------------------
                                    Name:  Robert C. Nagel
                                         --------------------------------------
                                    Title: Vice President
                                          -------------------------------------



                                    THE HUNTINGTON NATIONAL BANK


                                    By: /s/ Nancy J. Cracolice
                                       ----------------------------------------
                                    Name:  Nancy J. Cracolice
                                         --------------------------------------
                                    Title: Vice President
                                          -------------------------------------



                                    KZH ING-2 LLC


                                    By: /s/ Kimberly Rowe
                                       ----------------------------------------
                                    Name:  Kimberly Rowe
                                         --------------------------------------
                                    Title: Authorized Agent
                                          -------------------------------------



                                    KZH ING-3 LLC


                                    By: /s/ Kimberly Rowe
                                       ----------------------------------------
                                    Name:  Kimberly Rowe
                                         --------------------------------------
                                    Title: Authorized Agent
                                          -------------------------------------

                                    PILGRIM AMERICA HIGH INCOME
                                      INVESTMENTS, LTD.
                                    By:  Pilgrim Investments, Inc.,
                                           as its Investment Manager


                                    By: /s/ Michel Prince
                                       ----------------------------------------
                                    Name:  Michel Prince, CFA
                                         --------------------------------------
                                    Title: Vice President
                                          -------------------------------------


                                    PILGRIM PRIME RATE TRUST
                                    By:  Pilgrim Investments, Inc.,
                                           as its Investment Manager


                                    By: /s/ Michel Prince
                                       ----------------------------------------
                                    Name:  Michel Prince, CFA
                                         --------------------------------------
                                    Title: Vice President
                                          -------------------------------------


                                    PILGRIM CLO 1999-1 LTD.
                                    By:  Pilgrim Investments, Inc.,
                                           as its Investment Manager


                                    By: /s/ Michel Prince
                                       ----------------------------------------
                                    Name:  Michel Prince, CFA
                                         --------------------------------------
                                    Title: Vice President
                                          -------------------------------------



                                    CHASE MANHATTAN BANK


                                    By: /s/ Michael J. Lister
                                       ----------------------------------------
                                    Name:  Michael J. Lister, Vice President
                                         --------------------------------------
                                    Title: The Chase Manhattan Bank
                                          -------------------------------------



                                    BARCLAYS BANK PLC


                                    By: /s/ Alison McGuigan
                                       ----------------------------------------
                                    Name:  Alison McGuigan
                                         --------------------------------------
                                    Title: Associate Director
                                          -------------------------------------



                                    SUNTRUST BANK


                                    By: /s/ Shelly M. Browne
                                       ----------------------------------------
                                    Name:  Shelly M. Browne
                                         --------------------------------------
                                    Title: Managing Director
                                          -------------------------------------

                                    ARCHIMEDES FUNDING II, LTD.
                                    By:  ING Capital Advisors LLC,
                                          as Collateral Manager


                                    By: /s/ Richard Barger
                                       ----------------------------------------
                                    Name:  Richard Barger
                                         --------------------------------------
                                    Title: Vice President
                                          -------------------------------------



                                    ARCHIMEDES FUNDING III, LTD.
                                    By:  ING Capital Advisors LLC,
                                          as Collateral Manager


                                    By: /s/ Richard Barger
                                       ----------------------------------------
                                    Name:  Richard Barger
                                         --------------------------------------
                                    Title: Vice President
                                          -------------------------------------



                                    SEQUILS-ING I (HBDGM), LTD.
                                    By:  ING Capital Advisors LLC,
                                          as Collateral Manager


                                    By: /s/ Richard Barger
                                       ----------------------------------------
                                    Name:  Richard Barger
                                         --------------------------------------
                                    Title: Vice President
                                          -------------------------------------



                                    VAN KAMPEN PRIME RATE INCOME TRUST
                                    By:  Van Kampen Investment Advisory Corp.


                                    By: /s/ Darvin D. Pierce
                                       ----------------------------------------
                                    Name:  Darvin D. Pierce
                                         --------------------------------------
                                    Title: Principal
                                          -------------------------------------

                               GUARANTORS' CONSENT

         By their execution of the Credit Agreement, the undersigned have heretofore guaranteed certain Guaranteed Obligations under Article 10 of the Credit Agreement. Each of the undersigned hereby consents to the Amendment to the Credit Agreement as set forth above and confirms that all of each of the undersigned's obligations as a Guarantor remain in full force and effect. The undersigned further agree that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.



                                    ADS ALLIANCE DATA SYSTEMS, INC.



                                    By: /s/ Robert P. Armiak
                                       ----------------------------------------
                                    Name:  Robert P. Armiak, CCM
                                         --------------------------------------
                                    Title: Vice President, Treasurer
                                          -------------------------------------




                                    ADS COMMERCIAL SERVICES, INC.



                                    By: /s/ Robert P. Armiak
                                       ----------------------------------------
                                    Name:  Robert P. Armiak, CCM
                                         --------------------------------------
                                    Title: Vice President, Treasurer
                                          -------------------------------------




                                    HARMONIC TECHNOLOGY LICENSING, INC.
                                    By: /s/ Robert P. Armiak
                                       ----------------------------------------
                                    Name:  Robert P. Armiak, CCM
                                         --------------------------------------
                                    Title: Vice President, Treasurer
                                          -------------------------------------









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